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                                                                   Exhibit 10.21











                                 DAN RIVER INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                         EFFECTIVE AS OF JANUARY 1, 2001
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                                TABLE OF CONTENTS


                                                                            Page




ss. 1 EFFECTIVE DATE.........................................................1


ss. 2 PURPOSE................................................................1


ss. 3 DEFINITIONS............................................................1

         3.1.     Affiliate..................................................1
         3.2.     Board......................................................1
         3.3.     Committee..................................................1
         3.4.     Company....................................................1
         3.5.     Compensation...............................................1
         3.6.     Eligible Participant.......................................1
         3.7.     Participant................................................2
         3.8.     Retirement Plan............................................2
         3.9.     SERP.......................................................2

ss. 4 SERP BENEFITS..........................................................2

         4.1.     Annual Post 2000 Accrual...................................2
         4.2.     Annual Pre-2001 Account....................................2
         4.3.     Payment....................................................3
         4.4.     Claims Procedure...........................................3

ss. 5 ADMINISTRATION.........................................................3

         5.1.     Powers.....................................................3
         5.2.     Expenses and Reliance......................................3
         5.3.     Statements.................................................3
         5.4.     Address....................................................4

ss. 6 AMENDMENT AND TERMINATION..............................................4


ss. 7 MISCELLANEOUS..........................................................4


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                                 DAN RIVER INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                         EFFECTIVE AS OF JANUARY 1, 2001



                                     ss. 1

                                 EFFECTIVE DATE

         The Company has adopted this SERP effective as of January 1, 2001.

                                     ss. 2

                                     PURPOSE

          The purpose of this SERP is to supplement a Participant's accrued benefit under the Retirement Plan to compensate for the fact that the tax law limits the benefits payable under the Retirement Plan and the fact that the Retirement Plan fails to take into account a Participant's Bonus in computing his or her accrued benefit under the Plan.

                                     ss. 3

                                   DEFINITIONS

         .1.  Affiliate  for  purposes of this SERP shall mean any  organization
              ---------
designated as such by the Committee.

         .2.  Board for  purposes of this SERP shall mean the Board of Directors
              -----
of the Company.

         .3.  Committee  for  purposes of this SERP shall mean the  Compensation
              ---------
Committee of the Board or its delegate.

         .4. Company for purposes of this SERP shall mean Dan River Inc. and any
             -------
successor to Dan River Inc.

         .5.  Compensation  for purposes of this SERP shall mean a Participant's
              ------------
total base salary, commissions and bonus which is payable by the Company or an Affiliate after 2000 in each calendar year before any deductions or reductions of any kind or description whatsoever and shall mean a Participant's total base salary, commissions and bonus which was payable by the Company or an Affiliate to such Participant in each calendar year before 2001 and before any deductions or reductions of any kind or description whatsoever.

         .6. Eligible  Participant for purposes of this SERP shall mean for each
             ---------------------
calendar year after 2000 each employee of Dan River Inc. or an Affiliate (i) who is a "Highly Compensated Employee" for such calendar year under the Dan River
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Inc.  401(k) Plan, as amended,  (ii) who accrues a benefit under the  Retirement
Plan for such calendar year and (iii) who is designated as such by the Committee for such calendar year.

         .7.  Participant for purposes of this SERP shall mean an individual who
              -----------
has accrued a benefit under this SERP which remains unpaid.


         .8.  Retirement Plan for purposes of this SERP shall mean the Dan River
              ---------------
Inc. Salary Retirement Plan, as amended from time to time.


         .9.  SERP  shall  mean  this  Dan  River  Inc.  Supplemental  Executive
              ----
Retirement Plan, as amended from time to time.

                                     ss. 4

                                  SERP BENEFITS

         .1.  Annual  Post 2000  Accrual.  Each  individual  who is an  Eligible
              --------------------------
Participant for a calendar year after 2000 shall accrue a benefit under this SERP for such calendar year which shall equal the excess, if any, of "A" over "B", where

                  "A" equals the benefit, if any, which he or she would have accrued under the terms of the Retirement Plan for such calendar year if 100% of his or her Compensation, if any, for such calendar year was taken into account under the Retirement Plan, and

                  "B" equals the benefit he or she actually accrued under the Retirement Plan for such calendar year.

         .2.  Annual  Pre-2001  Account.  Each  individual  who  is an  Eligible
              -------------------------
Participant on January 1, 2001 shall have an initial accrued benefit under this SERP on such date for each calendar year before 2001 and after 1987 in which he or she accrued a benefit under the Retirement Plan which shall equal the excess, if any, of "A" over "B", where

                  "A" equals the benefit, if any, which he or she would have accrued under the terms of the Retirement Plan for each calendar year if 100% of his or her Compensation for such calendar year had been taken into account under the Retirement Plan, and

                  "B" equals the benefit he or she actually had accrued under the Retirement Plan for such calendar year.

         .3. Payment.  A Participant's  benefit which is accrued under this SERP
             -------
shall be payable only if a benefit is payable to, or on behalf of, the Participant under the Retirement Plan and, if a benefit is payable to, or on behalf of a Participant under the Retirement Plan, his or her benefit which is accrued under this SERP shall be paid to the Participant by the Company at the


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direction of the  Committee  under the same rules and as of the same date and in the same benefit payment form as the Participant's accrued benefit is paid to the Participant under the Retirement Plan and, in the event of the Participant's death, shall be paid by the Company at the direction of the Committee under the same rules and as of the same date and in the same benefit payment form and to the same person, if any, as the Participant's accrued benefit is paid under the Retirement Plan after his or her death.

         .4. Claims Procedure. If a Participant makes a claim for the payment of
             ----------------
his or her accrued benefit under this SERP and the Committee denies such claim, the Committee shall effect such denial in accordance with the claims procedure regulations set forth in the Employee Retirement Income Security Act of 1974, as amended, for claims under a deferred compensation plan and shall provide the Participant the opportunity to appeal any such denial in accordance with such regulations.

                                     ss. 5

                                 ADMINISTRATION

         .1. Powers.  This SERP shall be administered by the Committee,  and the
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Committee  shall have the  absolute and  complete  authority,  duty and power to interpret and construe the provisions of this SERP as the Committee deems appropriate, including the final authority to determine eligibility for benefits under this SERP, and to take any other action in connection with the operation or administration of this Plan which the Committee deems fair and appropriate under the circumstances. The Committee shall maintain SERP records, make the
requisite   calculations   and   authorize    distributions.    Interpretations,
determinations, regulations and calculations made by the Committee shall be final and binding on all affected persons.

         .2. Expenses and Reliance.  Any expenses incurred in the administration
             ---------------------
of this SERP shall be paid by the Company. The Committee shall be entitled to rely on all tables, valuations, certificates, opinions, data and reports furnished by any actuary, accountant, controller, counsel or other person employed or retained by the Committee with respect to this SERP.

         .3.   Statements.   The  Committee  shall  furnish   individual  annual
               ----------
statements of accrued benefits under this SERP to each Participant in such form as determined by the Committee.

         .4. Address. The Committee shall have the right to rely under this SERP
             -------
on the address and other information provided by the Participant under the Retirement Plan.



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                                     ss. 6

                            AMENDMENT AND TERMINATION

         The Company reserves the right to amend or terminate this SERP at any time by action of the Committee. The Committee upon the termination of this SERP shall have the right in its sole discretion to accelerate the timing of distributions and make all distributions in the form of a lump sum. No amendment or termination shall directly or indirectly reduce a Participant's then accrued benefit under this SERP as of the effective date of such amendment or termination.

                                     ss. 7

                                  MISCELLANEOUS

         .1.  General  Assets.   All  distributions  to,  or  on  behalf  of,  a
              ---------------
Participant under this SERP shall be made from the Company's general assets, and any claim by, or on behalf of, a Participant against the Company for any distribution under this SERP shall be treated the same as a claim of any general and unsecured creditor of the Company.

         .2. No Liability.  No  Participant  shall have the right to look to, or
             ------------
have any claim whatsoever against, any officers, director, employee or agent of the Company or any member of the Committee in his or her individual capacity for the distribution of his or her accrued benefit under this SERP.

         .3. No Assignment;  Binding Effect. No Participant shall have the right
             ------------------------------
to alienate, assign, commute or otherwise encumber his or her accrued benefit under this SERP for any purpose whatsoever, whether through a domestic relations order or otherwise, and any attempt to do so shall be disregarded as completely null and void. The provisions of this SERP shall be binding on each Participant, on any other person who claims a benefit under this SERP and on the Company.

         .4.  Construction.  This SERP shall be construed in accordance with the
              ------------
laws of the Commonwealth of Virginia except to the extent such laws are preempted by federal law. Headings and subheadings have been added only for convenience of reference and shall have no substantive effect whatsoever. All references to sections shall be to sections to this SERP. All references to the singular shall include the plural and all references to the plural shall include the singular. All definitions in this SERP shall apply exclusively to this SERP.



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         .5.  No  Contract  of  Employment.   A  Highly  Compensated  Employee's
              ----------------------------
participation in this SERP shall not constitute a contract of employment for any particular term or for any particular rate of compensation, and participation in this SERP shall have no bearing whatsoever on such term or compensation or on any other conditions of employment.



                                 DAN RIVER INC.



                                 BY:
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                                 TITLE:
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